Income Taxes (Details 3) (USD $) In Thousands, unless otherwise specified	11 Months Ended
Dec. 31, 2014
Reconciliation of the computed expected total provision for income taxes to the amount recorded
Provision (benefit) for income taxes	$ 127,516
Ireland
Reconciliation of the computed expected total provision for income taxes to the amount recorded
Computed expected provision	101,916
Other Foreign rate differential	23,203
Other	2,397
Reconciliation of the beginning and ending amount of unrecognized tax benefits
Unrecognized tax benefits at beginning of period	5,421
Additions based on tax positions related to current period	7,027
Unrecognized tax benefits at end of period	$ 12,448
Irish Federal
Income taxes
Statutory tax rate (as a percent)	12.50%